PEAR TREE FUNDS

Supplement
Dated November 15, 2012 to
Prospectus dated August 1, 2012

PEAR TREE COLUMBIA MICRO CAP FUND

Ordinary Shares (Ticker Symbol: PTMFX)
Institutional Shares (Ticker Symbol: MICRX)

On November 9, 2012 the Board of Trustees of Pear Tree Funds approved the termination of Pear Tree Columbia Micro Cap Fund (the “Fund”), effective on December 19, 2012 (the “Termination Date”).  Accordingly, after November 9, 2012, no new or subsequent investments in the Fund will be permitted, except that participants in certain group retirement plans (and their successor plans) that have established the Fund as an investment option will continue to be able to invest in the Fund and investments made pursuant to the Fund’s automatic investment plans will continue until the Fund is terminated.

Fund shares held on the Termination Date in the Fund will be exchanged for shares of Pear Tree Columbia Small-Cap Fund (the “Small Cap Fund”).  Investors may obtain a copy of the Prospectus of the Small Cap Fund by calling 1-800-326-2151.